LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED DECEMBER 17, 2021

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

For each fund listed in Schedule A, effective on or about February 22, 2022, you can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Program Sponsor, by calling the fund at 1-877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33722-8030.

In addition, the following changes will be effective on or about February 22, 2022.

1a) For each fund listed in Schedule A, the following replaces the section titled “Other things to know about transactions- Frequent trading of fund shares” in each fund’s Prospectus:

Frequent Trading Policy

The Board has adopted the following policies and procedures with respect to frequent trading in fund shares (Frequent Trading Policy).

The fund does not intend to accommodate short-term or frequent purchases and redemptions of fund shares that may be detrimental to the fund. For example, this type of trading activity could interfere with the efficient management of the fund’s portfolio or materially increase the fund’s transaction costs, administrative costs or taxes.

Through its transfer agent, the fund performs ongoing monitoring of shareholder trading in shares of the fund and other Franklin Templeton affiliated funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton affiliated funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the fund, may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions.

In considering an investor’s trading patterns, the fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership. The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the fund’s investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the fund’s portfolio. In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund and its shareholders.

Because the fund is used only as a component of separately managed accounts that also invest, at the direction of or based on the advice of the Managed Account Adviser, in individual securities and other investments, the fund may be purchased or redeemed on a frequent basis for rebalancing purposes. The transfer agent does not consider this an ongoing short-term trading strategy that violates the fund’s Frequent Trading Policy.

Revocation of trades. While the fund reserves the right to reject any purchase order for any reason, the fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the fund’s Frequent Trading Policy.

2a) For each fund listed in Schedule A, the following replaces the second paragraph of the section titled “Custodian and Transfer Agent” in each fund’s SAI:

Franklin Templeton Investor Services, LLC (Investor Services) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030. The investment manager has contractually agreed to assume the Fund’s shareholder servicing and transfer agency expenses. Accordingly, the Fund does not pay Investor Services a fee for its services.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

Martin Currie SMASh Series EM Fund	November 29, 2021

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset SMASh Series C Fund	June 30, 2021
Western Asset SMASh Series Core Completion Fund	June 30, 2021
Western Asset SMASh Series Core Plus Completion Fund	June 30, 2021
Western Asset SMASh Series M Fund	June 30, 2021
Western Asset SMASh Series TF Fund	June 30, 2021

Please retain this supplement for future reference.

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